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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 23, 2003
                        (Date of Earliest Event Reported)


                          LEXICON GENETICS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

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
       DELAWARE                               000-30111                                    76-0474169
(State or Other Jurisdiction            (Commission File Number)                          (IRS Employer
   of Incorporation)                                                                   Identification No.)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
    (Address of Registrant's Principal Executive Offices, Including Zip Code)



                                 (281) 863-3000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On July 23, 2003, Lexicon Genetics Incorporated (the "Company") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, UBS Securities LLC, CIBC World Markets Corp. and Punk, Ziegel & Company, L.P. for the public offering, issuance and sale of up to 10,000,000 shares of the Company's common stock, par value $.001 per share, plus up to an additional 1,500,000 shares solely to cover over-allotments, if any. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. On July 23, 2003, the Company issued a press release announcing the offering. The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

        Also filed as exhibits 99.2 and 99.3 to this report and incorporated herein by reference are certain amendments modifying (i) the Company's Synthetic Lease Financing Facility with First Security Bank, National Association, the Lenders and Holders named therein, and Bank of America, N.A. and (ii) the Lease Agreement dated as of May 23, 2002 between Lexicon Pharmaceuticals (New Jersey), Inc. and Townsend Property Trust Limited Partnership, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            1.1 Underwriting Agreement dated as of July 23, 2003 among the Company, Morgan Stanley & Co. Incorporated, UBS Securities LLC, CIBC World Markets Corp. and Punk, Ziegel & Company, L.P.

            5.1   Opinion of Vinson & Elkins L.L.P.

            23.1  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

            99.1  Press Release dated July 23, 2003.

            99.2 Amendments to Certain Operative Agreements dated as of September 17, 2001, February 17, 2002, August 7, 2002 and December 20, 2002, in each case between the Company, Wells Fargo Bank Northwest, National Association, the various banks and other lending institutions which are parties to the Participation Agreement and Certain Other Operative Agreements from time to time and Bank of America, N.A.

            99.3 First Amendment of Lease Agreement dated as of January 16, 2003 between Lexicon Pharmaceuticals (New Jersey), Inc. and Townsend Property Trust Limited Partnership; Assignment and Amendment Agreement dated as of May 20, 2003 between Townsend Property Trust Limited Partnership, Hopewell Property, LLC, Lexicon Pharmaceuticals (New Jersey), Inc., the Princeton Bio-Technology Center Condominium Association, Inc. and the Company; Amended and Restated Memorandum of Lease dated as of May 20, 2003 between Hopewell Property, LLC, Lexicon Pharmaceuticals (New Jersey), Inc., Townsend Property Trust Limited Partnership and the Princeton Bio-Technology Center Condominium Association, Inc.; Letter dated July 2, 2003 from Hopewell Property, LLC to Lexicon Pharmaceuticals (New Jersey), Inc.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LEXICON GENETICS INCORPORATED

Date:  July 24, 2003                 By: /s/ Jeffrey L. Wade
                                         ------------------------------------
                                         Jeffrey L. Wade
                                         Executive Vice President and
                                         General Counsel

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                                  EXHIBIT INDEX



          Exhibit
          Number                   Description
          ------                   -----------

            1.1 Underwriting Agreement dated as of July 23, 2003 among the Company, Morgan Stanley & Co. Incorporated, UBS Securities LLC, CIBC World Markets Corp. and Punk, Ziegel & Company, L.P.

            5.1   Opinion of Vinson & Elkins L.L.P.

            23.1  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

            99.1  Press Release dated July 23, 2003.

            99.2 Amendments to Certain Operative Agreements dated as of September 17, 2001, February 17, 2002, August 7, 2002 and December 20, 2002, in each case between the Company, Wells Fargo Bank Northwest, National Association, the various banks and other lending institutions which are parties to the Participation Agreement and Certain Other Operative Agreements from time to time and Bank of America, N.A.

            99.3 First Amendment of Lease Agreement dated as of January 16, 2003 between Lexicon Pharmaceuticals (New Jersey), Inc. and Townsend Property Trust Limited Partnership; Assignment and Amendment Agreement dated as of May 20, 2003 between Townsend Property Trust Limited Partnership, Hopewell Property, LLC, Lexicon Pharmaceuticals (New Jersey), Inc., the Princeton Bio-Technology Center Condominium Association, Inc. and the Company; Amended and Restated Memorandum of Lease dated as of May 20, 2003 between Hopewell Property, LLC, Lexicon Pharmaceuticals (New Jersey), Inc., Townsend Property Trust Limited Partnership and the Princeton Bio-Technology Center Condominium Association, Inc.; Letter dated July 2, 2003 from Hopewell Property, LLC to Lexicon Pharmaceuticals (New Jersey), Inc.